ESCROW FUND AGREEMENT

                   made as of October 10, 1997
                          by and among

                    CORESTATES BANK, N.A., as

                          Escrow Agent

                               and

              SOUTH JERSEY TRANSPORTATION AUTHORITY

                               and

               THE STATE OF NEW JERSEY, acting by

            and through the NEW JERSEY DEPARTMENT OF

                         TRANSPORTATION

                               and

              ATLANDIA DESIGN AND FURNISHINGS, INC.
























                         EXHIBIT 10.14

                      ESCROW FUND AGREEMENT



      ESCROW FUND AGREEMENT ("Agreement" or "Escrow Agreement"), made as of October 10, 1997, by and among CORESTATES BANK, N.A., a national banking association ("Escrow Agent"), the SOUTH JERSEY TRANSPORTATION AUTHORITY, a body corporate and politic and an instrumentality of the State of New Jersey ("SJTA"), the STATE OF NEW JERSEY ("State"), acting through the NEW JERSEY DEPARTMENT OF TRANSPORTATION ("NJDOT"), and ATLANDIA DESIGN AND FURNISHINGS, INC., a New Jersey business corporation ("Developer").

                      W I T N E S S E T H:
                      -------------------
      WHEREAS, as of January 10, 1997, the State, SJTA and Mirage Resorts, Incorporated ("MRI"), as "Developer", executed and delivered a Road Development Agreement (said agreement, as from time to time amended, the "Road Development Agreement") pursuant to which they agreed to proceed with the Road Project (as defined in the Road Development Agreement), subject to the provisions of the Road Development Agreement; and


      WHEREAS, concurrently with the execution and delivery of the Road Development Agreement, MRI, pursuant to Section 13.1 of the Road Development Agreement, assigned all of its right, title and interest in and to the Road Development Agreement to Developer, which assumed the obligations of the assignor thereunder; and

      WHEREAS, the Road Development Agreement was thereafter amended, and is concurrently herewith being further amended to provide, among other matters, for the deposit by SJTA of $125 million with the Escrow Agent and by Developer of $110 million with the Escrow Agent, all pursuant to this Agreement.


            NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

            SECTION 1.   DEFINITIONS.

            1.1 All terms, the initial letters of which are capitalized and not otherwise defined in this Agreement, shall have the respective meanings ascribed to them in the Road
Development Agreement.

            1.2 The following terms shall have the following meanings:

                   DEVELOPER'S ACCOUNT shall mean the account so designated and established in Section 3.1 hereof.

                   DISBURSEMENT  PROCEDURES  shall   mean   those
procedures for disbursement from the Escrow Fund set forth on Schedule A annexed hereto and made a part hereof.

                   ESCROW FUND shall mean the fund so designated and established pursuant to Section 3.1 hereof, consisting of the Developer's Account and the SJTA Account..

                   PERMITTED DEVELOPER INVESTMENTS shall mean the investment securities and other investments set forth on Schedule B annexed hereto and made a part hereof.

                   PERMITTED SJTA INVESTMENTS shall mean the investment securities and other investments set forth on Schedule
C annexed hereto and made a part hereof.

                   ROAD ACCOUNT shall have the meaning set forth in Exhibit F to the Second Amendment to the Road Development
Agreement.

                   SJTA  ACCOUNT  shall  mean   the   account  so
designated and established in Section 3.1 hereof

                   SJTA SPECIAL REVENUE BOND RESOLUTION shall have the meaning set forth in the Second Amendment to the Road
Development Agreement.

                   SJTA  SPECIAL  REVENUE  BONDS shall  have  the
meaning   set  forth   in  the  Second  Amendment  to  the   Road
Development Agreement.

                   SJTA   SPECIAL  REVENUE  BONDS  TRUSTEE  shall
mean  the  Trustee  appointed  and acting under the SJTA  Special
Revenue Bond Resolution.

                   SJTA   EARNINGS   ACCOUNT   shall   mean   the
account   so   designated and established with the  Escrow  Agent
pursuant to Section 4.3 hereof.

            SECTION 2. ACCEPTANCE BY ESCROW AGENT.

            2.1 The Escrow Agent agrees to act as escrow agent hereunder. The Escrow Agent acknowledges that except as expressly set forth in Section 3.3 and Section 4.3 hereof, the Escrow Agent has no legal or equitable interest in the Escrow Fund and has no right of offset with respect to the Escrow Fund. Except with respect to the earnings and investment income on the funds in the SJTA Account, the Escrow Agent irrevocably waives any lien or right of offset or similar right against the Escrow Fund.

            SECTION 3.  ESTABLISHMENT OF ESCROW FUND; DEPOSIT AND
                        RECEIPT OF  MONIES BY ESCROW AGENT; STATE
                        DEPOSITORY ACCOUNT

            3.1   The  Escrow  Fund  is hereby  established  with
the Escrow Agent and shall be held, invested and disbursed strictly in accordance with this Escrow Agreement. The Escrow Agent shall establish the Road Account as a separate State depository account, separate and apart from the Escrow Fund, which shall be held by the Escrow Agent. All funds in the Road Account, including interest or other earnings thereon, shall, during the term of this Agreement, be used solely for the
Road Project and shall constitute a portion of the Road Project Funding Sources. The Escrow Agent shall establish the Developer's Account and the SJTA Account as separate accounts within the Escrow Fund having the respective account numbers set forth on Schedule D annexed hereto and made a part hereof. The Escrow Fund shall be held by the Escrow Agent separate and apart from all other funds and accounts of the State, the Developer and SJTA held at any time by the Escrow Agent.

            3.2 Developer hereby deposits with Escrow Agent and Escrow Agent hereby acknowledges receipt from Developer of $110 million in immediately available funds and the deposit thereof in the Developer's Account. Developer, the State and SJTA acknowledge and agree that all such funds are earmarked for and are to be used solely for the Road Project, and none of such funds is subject to any lien or other encumbrance. Developer represents and warrants that all such funds are the sole property of Developer and that none of such funds shall, by virtue of any affirmative act or action of Developer, be subjected at any time to any lien or other encumbrance.

            3.3.   SJTA  hereby  deposits with Escrow  Agent  and
Escrow Agent hereby acknowledges receipt from SJTA of $125 million in immediately available funds and the deposit thereof in the SJTA Account. SJTA, the State and Developer acknowledge and agree that all such funds are earmarked for and are to be used solely for the Road Project. SJTA represents and warrants that all such funds are the sole property of SJTA and that none of such funds are subject to any lien or other encumbrance; provided, however, that any and all investment income and earnings on such funds have been pledged by SJTA to pay interest on SJTA's obligations under that certain Loan and Security Agreement, dated as of October 10, 1997 ("Loan Agree-ment"), by and between SJTA, as Borrower, and CoreStates Bank, N.A., as Lender ("Lender"). The Escrow Agent is hereby irrevocably directed to transfer any and all investment income and earnings on the funds in the SJTA Account to the SJTA Earnings Account on the first business day of each calendar month until all obligations of SJTA to Lender under the Loan Agreement are paid in full. The State, SJTA and Developer acknowledge and agree to Lender's claim on such investment income and earnings and to such transfer. SJTA represents and warrants that, except for the pledge of the income and earnings on the funds in the SJTA Account granted by SJTA to Lender, none of such funds shall, by virtue of any affirmative act or action of SJTA, be subjected at any time to any lien or other encumbrance.

             3.4 The Escrow Agent shall maintain the Developer's Account and the SJTA Account as separate accounts of the Escrow Fund and the Road Account as a separate account apart from the Escrow Fund, and shall, each month, send to the State, Developer and SJTA a statement of all transactions affecting the Developer's Account, the SJTA Account, and the Road Account.

            SECTION 4.   INVESTMENT OF ESCROW FUND.

            4.1 Escrow Agent shall invest the Developer's Account for the sole benefit of Developer in such of the Permitted Developer Investments as are listed on Schedule B as Developer may, from time to time, direct in writing. If no investment instructions are received by the Escrow Agent from Developer, the Escrow Agent shall invest the Developer's Account in the money market fund maintained by the Escrow Agent until such investment instructions are received. Income and earnings on the Developer's Account may be withdrawn by the Developer at any time upon written notice to the Escrow Agent, which notice shall include Developer's wire transfer instructions.

            4.2 Escrow Agent shall invest the SJTA Account for the sole benefit of SJTA in such of the Permitted SJTA Investments as are listed on Schedule C as SJTA may, from time to time, direct in writing. If no directions to invest the SJTA Account are received by the Escrow Agent from SJTA, the Escrow Agent shall invest amounts in the SJTA Account in the money market fund maintained by Escrow Agent until such instructions are received.

            4.3 All income and earnings on the SJTA Account shall be transferred to the SJTA Earnings Account, which is hereby established by SJTA with the Escrow Agent, on the first business day of each calendar month. The SJTA Earnings Account is a separate account having the number specified on Schedule D hereto and is not a part of the Escrow Fund. The SJTA Earnings Account shall be held by the Escrow Agent separate and apart from the Escrow Fund. The Escrow Agent shall send to the State and SJTA a statement of the income and earnings so transferred on the date of each transfer.

            SECTION 5.   APPLICATION OF ESCROW FUND.

            5.1 All disbursements from the Escrow Fund, except for the transfers to the SJTA Earnings Account and the payment of investment income and earnings on the Developer's
Account to the Developer, shall be made by the Escrow Agent strictly in accordance with the Disbursement Procedures annexed hereto as Schedule A.

            SECTION 6.   TERMINATION OF ESCROW FUND.

            6.1 After all transfers by the Escrow Agent from the Developer's Account have been made in accordance with the
Disbursement Procedures, all remaining moneys and any investments, together with any income or earnings thereon, in the Developer's Account not required for such payment, if any, shall be transferred to the Developer.

             6.2 After all transfers by the Escrow Agent from the SJTA Account have been made in accordance with Section 3.3 hereof and the Disbursement Procedures, all remaining moneys and any investments in the SJTA Account not required for such payment, if any, shall be transferred to SJTA.

            SECTION 7.   FEES AND EXPENSES.

            7.1 The Escrow Agent's fees and expenses for its services hereunder, to the extent not paid on the date of this Agreement, will be paid by the Developer and SJTA against invoices presented by the Escrow Agent pursuant to separate agreements between the Escrow Agent and the Developer and SJTA, respectively, and no fees or expenses of the Escrow Agent will be deducted from the amounts on deposit in the Escrow Fund.

            7.2 The Escrow Agent shall have no lien or right of set-off whatsoever upon any of the moneys, or the income or interest thereon, on deposit in or credited to, the Escrow Fund for the payment of fees and expenses for services rendered by the Escrow Agent under this Agreement or otherwise.

            SECTION 8.   LIABILITY OF ESCROW AGENT.

            8.1    The  Escrow Agent shall not be liable for  any
loss   resulting  from  any  investment  made  pursuant  to  this
Agreement in compliance with the provisions hereof.

            8.2    The   Escrow  Agent  may  execute  any  powers
hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of counsel concerning all questions hereunder; and the Escrow Agent shall not be answerable for the default or misconduct of any attorney, agent or employee selected by it with reasonable care. The Escrow Agent shall not be answerable for the exercise of any discretion or power under this Agreement nor for anything whatever in connection with this Agreement, except only its own gross negligence or willful misconduct or the failure to account for or apply, for any reason whatsoever, the moneys or investments in the Escrow Fund as herein provided.

            8.3 SJTA shall indemnify the Escrow Agent against any liabilities which it may incur in the exercise and performance of its powers and duties hereunder with respect to the SJTA Account except with respect to the Escrow Agent's own gross negligence or willful misconduct or failure to account for or to apply the moneys or investments in the SJTA Account as herein provided.

            8.4 The Developer shall indemnify the Escrow Agent against any liabilities which it may incur in the exercise and performance of its powers and duties hereunder with respect to the Developer's Account except with respect to the Escrow Agent's own gross negligence or willful misconduct or failure to account for or apply the moneys or investments in the Developer's Account as herein provided.

            8.5 The Escrow Agent may act on any requisition, resolution, notice, telegram request, consent, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions hereof; and the Escrow Agent shall be under no duty to make any investigations as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

            SECTION  9.   AMENDMENTS.  This  Agreement  shall not
be altered or amended except in writing signed by all parties hereto.

            SECTION 10. RESIGNATION OR  REMOVAL OF ESCROW  AGENT.

            10.1 The Escrow Agent at the time acting hereunder may resign upon thirty (30) days' prior written notice to each of the parties hereto of its intention to do so and, upon the written request of the State, SJTA and Developer, shall resign; provided, however, that no such resignation shall be effective unless and until a successor Escrow Agent shall have been appointed by the State, SJTA and the Developer, and shall have accepted such appointment pursuant to a valid and binding written agreement or instrument. In the event the Escrow Agent hereunder shall be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case the Escrow Agent shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor, shall be appointed by the State, SJTA and Developer pursuant to an instrument in writing.

            10.2 Each of the Developer, the State and SJTA agree not to unreasonably refuse, upon the request of any of them, to (a) request the resignation of the Escrow Agent pursuant to Section 10.1, and (b) approve the appointment of a successor Escrow Agent pursuant to Section 10.1.

            10.3   In  the   event  that  no  appointment  of   a
successor Escrow Agent shall have been made pursuant to the foregoing provisions of this Section within thirty (30) days after written notice of resignation of the Escrow Agent has been given to the parties, any retiring Escrow Agent may apply to any court of competent jurisdiction for the appointment of a successor Escrow Agent, and such court may thereupon, after such notice, if any, as it shall deem proper, appoint a successor Escrow Agent.

            10.4    Every   successor  Escrow   Agent   appointed
hereunder shall execute, acknowledge and deliver to its predecessor and to the parties hereto, an instrument in writing accepting such appointment hereunder and thereupon such successor Escrow Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, immunities, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of such successor Escrow Agent or the parties hereto execute and deliver an instrument transferring to such successor Escrow Agent all securities and moneys held by it to its successor. Should any transfer, assignment or instrument in writing from the parties be required by any successor Escrow Agent for more fully and certainly vesting in such successor Escrow Agent the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor Escrow Agent, any such transfer, assignment or instrument in writing shall, on request, be executed, acknowledged and delivered by the parties.

            10.5 Any corporation or association into which the Escrow Agent, or any successor to it in the trusts created by this Agreement, may be merged or converted or with which it or any successor to it may be consolidated, or any corporation resulting from any merger, conversion, consolidation or tax-free reorganization to which the Escrow Agent or any successor to it shall be a party shall be the successor Escrow Agent under this Agreement without the execution or filing of any paper or any other act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 11. TERM. This Agreement shall terminate when all transfers from the Escrow Fund required to be made by the Escrow Agent under the provisions hereof shall have been made.

            SECTION 12. SEVERABILITY. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the remaining provisions of this Agreement.

            SECTION 13.   PARTIES  BENEFITTED.    Nothing in this
Agreement is intended to or shall be construed to confer upon or to give to any person or party other than the State, the Developer, SJTA and the Escrow Agent, any rights, remedies or claims under or by reason of this Agreement and this Agreement shall be for the sole and exclusive benefit of the State, the Developer, SJTA and the Escrow Agent. All the covenants, promises and agreements in this Agreement contained by or on behalf of the State, SJTA, the Developer or the Escrow Agent shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

            SECTION 14.  HEADINGS.   The  headings of the several
sections of this Agreement are included for ease of reference only and shall not form a part of this Agreement.

            SECTION 15.  NOTICES.

            15.1 Notices to any party to this Agreement shall be in writing and shall be deemed to have been given or made when personally delivered, sent by recognized overnight courier, deposited in the mails, postage pre-paid, or sent by facsimile transmission and addressed as set forth below or to such other address as a party may by notice advise the other parties:

  If to the State:        New Jersey Department of Transportation
                          1035 Parkway Avenue, P.O. Box 600
                          Trenton, New Jersey 08625-0600
                          Attention: Commissioner
                          Telecopier No.: 609-530-3894

  With a copy to:         Attorney General
                          State of New Jersey
                          Richard J. Hughes Justice Complex
                          P.O. 112
                          Trenton, New Jersey 08625
                          Attention: Susan R. Roop
                                     Deputy Attorney General
                          Telecopier No.: 609-292-0690

  If to the Escrow Agent: CoreStates Bank, N.A.
                          3 Beaver Valley Road
                          Wilmington, Delaware
                          Attention: Deborah Bowers FC5-4-82-12
                          Telecopier No.: 302-

  With a copy to:         Blank Rome Comisky & McCauley
                          One Logan Square
                          Philadelphia, Pennsylvania 19103
                          Attention: Joan N. Stern, Esquire
                          Telecopier No.: 215-569-5698

  If to the Developer:    Atlandia Design and Furnishings, Inc.
                          3260 South Industrial Road
                          Las Vegas, Nevada 89109
                          Attention: Kenneth R. Wynn, President
                          Telecopier No.: 702-792-4790

  With a copy to:         Warshaw Burstein Cohen Schlesinger & Kuh LLP
                          555 Fifth Avenue
                          New York, New York 10017
                          Attention: Stanley Schlesinger, Esquire
                          Telecopier No.: 212-972-9150

  If to SJTA:             South Jersey Transportation Authority
                          Farley Service Plaza
                          Hammonton, New Jersey 08037
                          Attention: Executive Director
                          Telecopier No.: 609-965-7597

  With a copy to:         Gilmore & Monahan
                          10 Allen Street
                          P.O. Box 1540
                          Toms River, New Jersey 07853
                          Attention: George Gilmore, Esquire
                          Telecopier No.: 908-244-1840

            15.2 Any notice containing a change of address or telecopier number shall be deemed given when actually received or upon refusal to accept delivery thereof; all other notices shall be deemed to have been given and received upon the earliest of:
(a) when actually first received or upon refusal to accept delivery thereof, (b) on the date when delivered personally or sent by telecopier, (c) one (1) business day after sending by recognized overnight courier, or (d) four (4) business days after mailing, as aforesaid.

            SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State.

            SECTION 17. COUNTERPARTS. This Agreement may be executed in several counterparts, by manual or facsimile signa-ture, all or any of which counterparts shall be regarded for all purposes as one original and shall constitute and be but one and the same instrument.

                        [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                       STATE OF NEW JERSEY, acting by and through the Department of Transportation


                       By:  /s/JOHN J. HALEY, JR.
                            ______________________________________
                            JOHN J. HALEY, JR.

                       SOUTH JERSEY TRANSPORTATION AUTHORITY


                       By:  /s/JAMES A. CRAWFORD
                            --------------------------------------
                            JAMES A. CRAWFORD


                       ATLANDIA DESIGN AND FURNISHINGS, INC.


                       By:  /s/BRUCE A. LEVIN
                            --------------------------------------
                            Bruce A. LEVIN, Secretary


                       CORESTATES BANK, N.A., as Escrow Agent


                       By:  /s/THOMAS J. CROSSETT
                            --------------------------------------
                            Authorized Officer



    Approved as  to form this
    10th day of October, 1997

    /s/SUSAN R. ROOP
    ----------------------------
    Deputy Attorney General


    Approved this 10th day of
    October, 1997

    /s/JAMES A. DIELEUTERIO, JR.
    ----------------------------
    State Treasurer